UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 7, 2005
(Date of Report - Date of earliest event reported)

KERR-McGEE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16619	73-1612389
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kerr-McGee Center
Oklahoma City, Oklahoma	73125
(Address of principal executive offices)	(Zip Code)

(405) 270-1313
(Registrant's telephone number)

Item 7.01	Regulation FD Disclosure

On March 7, 2005, Kerr-McGee Corporation issued a press release announcing that Dave Hager, senior vice president responsible for oil and gas exploration and production, will speak at the A.G. Edwards’ Energy Conference on March 15th at 1:30 p.m. EST. The webcast and slides used in the presentation will be available on Kerr-McGee’s website at www.kerr-mcgee.com.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits 99.1 Press Release dated March 7, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KERR-MCGEE CORPORATION

	By:	(John M. Rauh)
John M. Rauh
Vice President and Controller

Dated: March 7, 2005